SEMI-ANNUAL REPORT
JUNE 30, 2004

[GRAPHIC]

THE THAI CAPITAL
FUND, INC.

THE THAI CAPITAL FUND, INC.

GENERAL INFORMATION

THE FUND

     The Thai Capital Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company. The Fund seeks long-term capital appreciation through investment primarily in equity securities of Thai companies. The Fund's investments in Thailand are made through a wholly-owned Investment Plan established under an agreement between SCB Asset Management Co., Ltd. (the "Manager") and the Fund. The Fund's investments through the Investment Plan are managed by the Manager. Daiwa SB Investments (H.K.) Ltd. provides the Manager with advice regarding investments by the Investment Plan and manages the Fund's assets held outside the Investment Plan.

SHAREHOLDER INFORMATION

     Commencing December 24, 2003, the Fund's shares were listed on the American Stock Exchange ("AMEX"). The Fund understands that its shares may trade periodically on certain exchanges other than the AMEX, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

     The Fund's trading symbol is "TF". Weekly comparative net asset value ("NAV") and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S, and also in many other newspapers. The Fund's weekly NAV is also available by visiting www.daiwast.com or calling (800) 933-3440 or
(201) 915-3020. Also, the Fund's website includes a monthly market review, a list of the Fund's top ten industries and holdings, the proxy voting policies and procedures, the code of ethics and the audit committee charter.

INQUIRIES

     All general inquiries and requests for information should be directed to the Fund at (800) 426-5523. All written inquiries should be directed to the Fund at the following address:

                            The Thai Capital Fund, Inc.
                            c/o Daiwa Securities Trust Company
                            One Evertrust Plaza, 9th Floor
                            Jersey City, NJ 07302-3051

     For specific information about your share account, please contact EquiServe Trust Company, N.A. (the "Plan Agent") at the address shown below.

DIVIDEND REINVESTMENT PLAN

     A Dividend Reinvestment Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. A brochure fully describing the Plan's terms and conditions is available from the Plan Agent at the following address:

                            The Thai Capital Fund, Inc.
                            c/o EquiServe Trust Company, N.A.
                            P.O. Box 43010
                            Providence, RI 02940-3010
                            Telephone: (800) 426-5523

                                                                   July 28, 2004

DEAR SHAREHOLDERS:

     The management of Thai Capital Fund, Inc. (the "Fund") would like to take this opportunity to update its shareholders about the Thai economy, the activities of the Stock Exchange of Thailand ("SET"), and the Fund's performance for the six months ended June 30, 2004.

THAILAND ECONOMIC REVIEW

     Fundamentally, the economy as a whole in the first quarter of 2004 showed strong growth momentum, particularly notable in private investment. Quarterly capacity utilization reached 76.5%, the highest since 1996. The Private Investment Index rose at an accelerated rate of 19.3% year-on-year ("YoY"). Loans grew at a higher rate than seen in the fourth quarter of 2003. At the same time, the country's external position remained healthy, both in respect of exports and the current account, which was in a surplus. Supported by these factors, first quarter 2004 ("1Q04") Gross Domestic Product ("GDP") growth is estimated at 6.5%.

     The driving force this year will continue to be capital expenditure, which we see growing in double digits this year. Under girding this growth will be constructive business spending, a rise in profits ahead of cyclic peaking of margins and a drop in cost of capital in the presence of a low interest rate environment. Our expectation of capital expenditure growth is founded on the fact that many industries are reaching near full capacity. As they approach capacity, manufacturers will approach banks for credit. As of April, the Private Investment Index has shown solid cumulative growth of 19.6%.

     Thailand's economic imbalances on both the internal and external fronts during the crisis have been largely restored, with narrowing fiscal deficits, healthy current account surpluses, recovery of consumption back to pre-crisis levels, much less excess supply and capacity, and lower corporate debt to equity. We believe Thailand is ready for the next economic cycle, driven by investment-led growth.

     At the same time, consumer spending (53% of GDP) has been the main pillar of economic growth for several years and this should continue.

     KEY ECONOMIC INDICATORS

                                           2002    2003    2004F    4Q03    1Q04
     ---------------------------------------------------------------------------
     GDP                         YoY%       5.3     6.8      6.5     7.8     6.5
     Exports                     YoY%       5.7    17.4     11.3    23.0    20.9
     Imports                     YoY%       4.5    17.1     15.7    25.2    27.3
     Current account balance   % of GDP     6.0     5.5      3.2     6.6    n.a.
     Budget balance            % of GDP    -2.4     0.1     -1.5    -2.6    n.a.
     Consumer price              YoY%       0.6     1.8      2.7     1.6     1.9
     Money supply (M2A)          YoY%       2.4     5.3      5.7     5.1     7.1
     Minimum lending rate          %       6.75    5.75     6.25    5.75    5.75
     ---------------------------------------------------------------------------

     The economy continued to expand in May, though at a slower pace than expected, according to the Bank of Thailand's (BoT) monthly economic indicators. This appeared to be partly the result of higher energy costs and concerns about an economic slowdown in China. Nonetheless, the external account position improved notably as the trade and current accounts swung back into surplus. Monetary indicators such as money supply (M2A) growth and increased lending suggest continuing stable economic expansion in the periods ahead.

     The Manufacturing Production Index ("MPI") rose by 6.8% YoY in May, slightly below the rise of 6.9% in the previous month. Processed food production fell by 17.7% due to a shortage of raw materials and this appeared to be a major factor behind the overall decline in domestic production. On the plus side, production of vehicles and electronic components, which together account for 27% of domestic output, expanded by 25% and 13%, respectively.

     Although in aggregate terms manufacturing activity was flat, industrial capacity utilization (CU) bounced back to 73.3% from 69.1% in April. For the food industry, utilization was just 37.8%, dragging down the overall utilization level. For the iron and steel (71.3%), vehicle (86.2%) and petrochemical (88.2%) industries, capacity utilization stayed at high levels. The average capacity utilization rate of 73.84% in the first five months of 2004 matched the pre-crisis average level of 75%.

     In May, private investment growth slowed to 14.1% YoY from 18.9% in the previous month as business sentiment deteriorated on fears of rising production costs. International oil prices (Brent crude) peaked at US$40.40 per barrel on May 20, 2004. The Business Sentiment Index (BSI) has fallen for three successive months from 50.9 points in March to 49.7 in May.

THAILAND'S ECONOMIC OUTLOOK FOR 2004

     Although the 6.5% GDP growth rate in 1Q04 was below the consensus forecast of 7.5%, the economic outlook remains favorable with full-year growth estimated at 6.5%. The impetus will be provided in the main by private consumption and fixed capital spending. The key risk factors are soaring energy costs and security concerns in the south.

     Continuing as the major contributor to growth, consumer spending remains pivotal to growth. Purchasing power was boosted by the average 16% rise in income in 2003 and the low jobless rate of 2.8% as of 1Q04; productivity grew by 9% in 2003. Solid demand growth in the domestic and export markets implies a favorable outlook for the job market and consumption. However, please keep in mind that this year's low level surpasses last year's.

     Adding to consumer spending, private investment is on an upward cycle. Private investment should make a bigger contribution to economic growth in upcoming quarters. Spare capacity is declining (the capacity utilization rate stood at 75.6% in 1Q04) and in the presence of a forecast for rising demand (both domestic and overseas), this implies higher investment expenditures. Recent increases in imports of capital goods and raw materials support this view.

     On the external front, fears of the impact on Thailand of China's managed economic slowing continue to be seen. However, even if Thai exports to China as well as to Thailand's major trading partners in Asia are cut back, the impact on the second half of 2004 is likely to be only 0.5% of GDP, as a significant portion of Thai exports (e.g. electronic components) is likely to be re-exported. Tourism from China adds another 0.6% to GDP. Thus a 20% slowdown for example, should have negligible impact. Moreover, an expected boost in government spending at the end of the fiscal year (September) followed by elections a few months afterward can largely offset the China factor.

     In all, Thai economic figures are firm, but growth is slowing. The impact of the reoccurrence of avian flu should be temporary. The government's pro-growth strategy contains plans to boost spending as a whole.

THAI STOCK MARKET OVERVIEW & OUTLOOK

     In January, Thailand was one of the worst performing markets in the world, falling 9.49%, with returns badly affected by the admission that avian influenza (bird flu) was present in Thailand, giving investors an excuse to sell down. Avian flu spread to more than twenty of the nation's 76 provinces and authorities culled 10 million chickens. The government has budgeted to pay Bt1 billion compensation to chicken farmers. Foreign investors continued as net sellers in January at Bt22 billion vs. net sell of Bt5 billion in December 2003. Local investors were net purchasers in the market but slowed from net purchases of Bt7.5 billion in December to Bt4 billion in January. Retail investors posted net purchases of Bt18 billion.

     In the first half of February, the Thai stock market rose, driven in the main by communications and energy shares, the former on expectation that telecom reform will take place in the second quarter of 2004 as the National Telecommunication Committee ("NTC") was scheduled to be set up by the end of March--something which at the time of this writing has yet to take place; the latter was based on a surprise cut in oil supplies by OPEC on February 11, 2004. The SET Index rose 8.05% from the end of January to close at 755.18 on February 13, 2004, with big sell-offs on two days during that period on the back of uncertainty created by avian flu.

     However, in the second half of the month, the Thai market went in the opposite direction. After the SET Index declined from 755.18 to trade below 700, it bounced back sharply on a technical rebound on the last trading day to close at 716.30, an increase of 2.49% month-on-month ("MoM"). A major negative factor was renewed concern about the spread of avian flu after the Deputy Agriculture Minister announced that there was one additional red zone area and recurring breakouts in eight more provinces. Then the market was spooked again by news that over 200 cattle died in Kalasin province and that avian flu was being found in pet cats in Nakorn Pathom on February 19, 2004 as well as other negative factors.

     In March, the sell-off in the first three days in the month pushed the SET Index down 20 points from 716.30 to 696.24, mainly driven by the degrading of Thailand's weighting from "overweight" to "neutral" by several foreign investment houses and the shift in weighting to other countries such as Malaysia and Taiwan. Negative sentiment was further spurred by weakness in energy shares after the government decided to scrap the share swap deal between The Electricity Generating Authority of Thailand and Banpu for their respective stakes in Ratchaburi Electricity and Electricity Generating on March 2, 2004.

     The SET Index bounced back to stand above 700 and traded between 700-710 from March 4 to 11, 2004 on the back of several positive news items:

     (1) Fitch Ratings raised the outlook on Thailand's long term foreign and local currency sovereign ratings of BBB and A-minus from stable to positive.

     (2) The National Economic and Social Development Board ("NESDB") released Thailand's fourth quarter 2003 GDP, revealing growth of 7.8% YoY, beating market expectations.

     (3) The FTSE Group released its Asia (ex-Japan) annual review, with the new changes becoming effective on March 22, 2004. This resulted in an increase in Thailand's weighting in All-World Asia Pacific ex-Japan from 1.52% to 1.80%.

     (4) Expectation that the Senate would nominate the seven final members of the NTC board by the end of June, after the Cabinet was to appoint a Senate committee to check the background of fourteen NTC candidates; this was positive to telecommunication shares.

     (5) Dr. Somkid returned as Finance Minister and immediately eased several market measures on March 11, 2004, including the maintenance of the fixed commission rate of 0.25% for the next two years, postponement of the 10% collateral requirement for trading in cash accounts from April 1, 2004 to July 1, 2004 and reversing the plan to prevent net settlement and margin trading in rehabilitation stocks ahead of the Thai Securities and Exchange Commission's board approval on the above mentioned issues on March 17, 2004.

     However, the rebound was not sustainable and the Thai market moved down to trade below 700 for the rest of the month, with a couple days of rebound. The SET Index closed at 647.30, a decrease of 9.63% MoM. A bomb in Madrid killing more than 190 people on March 11, 2004 ignited fears of further terrorist attacks, triggering a sell-off. Rising tension in the Middle East after Israel assassinated Sheikh Yasin of Hammas, increasing violence in Southern Thailand, plus gloomy regional market sentiment were added negatives to the Thai market.

     In April, foreign investors started the month with a huge buy, bringing the SET Index up to the month's high of 714 during the Songkran holiday. Subsequently, regional concerns over China's announcement of a managed slowdown and unrest in Thailand's far south caused selling pressure from foreigners, who then ended the month in a flat position. Local retail investors were net sellers of Bt400 million, the same as the amount of net purchases by local funds.

     In May, the SET Index closed at 641.05, down only 1.1% MoM, despite a sharp 10% drop to a low of 580 over the month. Sectors supporting the recovery of the SET Index included chemicals (+4.4%), energy (+3.8%) and transport (+1.8%). The weakest were those that are interest-rate sensitive: property declined by 10%. Market turnover also dropped 18% from Bt22.8 billion/day to Bt18.7 billion/day even though there were fewer holidays than in April. Foreigners continued to be net sellers at Bt17.7 billion, whereas local fund net purchases jumped to Bt12.5 billion, a portion contributed by the Vayupak Fund's (government investment in both listed and non-listed state enterprises, including companies in which the Ministry of Finance has holdings) buying the market. To date, the Vayupak Fund has spent Bt5 billion out of a budgeted Bt30 billion. Dampening sentiment on the fundamental side during the month was the drop in manufacturer confidence to
98.2 points from 106.3 points in March on concerns that surging oil prices will raise production and transportation costs. The government raised gasoline prices by as much as 3.5% and is planning to cut the subsidies it pays to refiners and oil companies. The government also cut its 2004 GDP forecast to 7.1% from 7.9%.

     In June, foreign selling was very aggressive, taking the SET Index to the low 600's; however, the market rebounded nicely to close at 647 and posted a return of 0.87%. Average daily turnover continued to sink, dropping 13% MoM to Bt16 billion/day. However, the good news was that for the whole month of June, foreigners were net buyers--the first time since August 2003 (net buy of Bt670 million). Local funds were heavy net buyers of Bt4.6 billion vs. retail net sales of Bt5.2 billion. The health sector outperformed the greatest (+17% MoM) and the chemical (+6.5%) and shipping sectors rebounded sharply after oil prices began to fall in the second half of the month. Banks (+1.3%) were aided by a change to the deposit insurance scheme and an investment upgrade by S&P. The SET Index was dominated by movements in the price of oil, anticipation of a rise in U.S. interest rates and concerns over China.

     After all was said and done, the SET Index closed at 646.64 on June 30, 2004, a drop of 16.26% from December 31, 2003, mostly in 1Q04. On a quarterly basis, in 1Q04 the SET Index sank 16.16% and in the second quarter of 2004 ("2Q04") the drop was only 0.10%. Daily average trading value declined from Bt28.38 billion in 1Q04 to Bt19.07 billion in 2Q04.

FUND PERFORMANCE AND STRATEGY

     As of June 30, 2004, the Fund consisted of 3,139,428 shares with total net assets of US$25.3 million, equivalent to a net asset value per share of US$8.07. Of this amount, Thai equity securities accounted for 92.18%; the remainder was in cash, bank deposits and promissory notes.

     Of the total net assets, 18.22% was invested in the energy sector, 17.02% in banking, 16.92% in communications, 9.81% in property, 9.34% in building and 5.05% in entertainment and recreation. The remainder was invested in the printing and publishing, electronic components and vehicles and parts sectors.

     For the first half of 2004, in Thai baht terms, the investment plan portfolio decreased 12.90%, beating the drop in the SET Index of 16.26%, outperforming the benchmark by 3.36%.

     We see the possibility of some upside in the SET Index. Sentiment should improve after investor nerves regarding interest rates, China and oil prices settle down. 2Q04 earnings announcements will take center stage and should be mildly positive for stocks, given that GDP growth in general should remain firm in the 6.0 to 6.5% range.

     Government spending in the remaining three months of the fiscal year should add to positive sentiment. Watch for surprise announcements about new government projects.

     However, there are risk factors, largely external, e.g., oil prices or interest rate shocks. Current account surpluses should improve on the back of better services account earnings. While problems in the South will continue, increased government vigilance and attention will help ensure that the problem is contained and confined to the three southern-most provinces.

     The market appears to have bottomed in May after pricing in much of the bad news emanating from the external sector. Currently we see that a rise in interest rates is not overly concerning and concerns about a hard landing in China have eased, though oil prices do remain high. We therefore maintain our view that the SET Index should rebound in the second half of the year. Toward the end of this year, we prefer re-balancing to add stocks with greater fundamental support from dividend yield and adding some momentum stocks. The banking sector appears to be the most favorably positioned, and building materials, energy and communications are expected to outperform the market.

PORTFOLIO MANAGEMENT

     Mr. Cholathee Pornrojnangkool has been the Fund's portfolio manager since November 12, 2001. SCB Asset Management Co., Ltd. ("SCBAM") has employed Mr. Pornrojnangkool since 1999, and he is currently a member of SCBAM's Investment Committee. Previously, Mr. Pornrojnangkool was a private fund manager at SCB Securities Ltd. He has nine years of investment experience.

     Finally, the Fund's management would like to express its sincere thanks to all shareholders for their continued support and participation.

Sincerely yours,


/s/ Ikuo Mori

IKUO MORI
CHAIRMAN OF THE BOARD

THE THAI CAPITAL FUND, INC.

PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

THAI COMMON, WARRANTS AND PREFERRED STOCKS--92.18%

COMMON STOCKS--90.97%

   SHARES                                          VALUE
-----------                                     ------------
BANKS--17.02%
  1,097,100   Bangkok Bank Public
               Co., Ltd.*                       $  2,524,440
    776,800   Bank of Ayudhya Public
               Co., Ltd.*                            237,690
  1,115,000   Kasikornbank Public
               Co., Ltd.*                          1,378,343
  1,881,239   Thai Military Bank
               Public Co., Ltd.                      169,466
                                                ------------
                                                   4,309,939
                                                ------------
BUILDING MATERIALS--9.34%
    414,000   The Siam Cement
               Public Co., Ltd.                    2,351,144
     54,000   Tycoons Worldwide Group
               Public Co., Ltd.                       15,994
                                                ------------
                                                   2,367,138
                                                ------------
CHEMICALS--0.47%
     82,000   Thai Olefins
               Public Co., Ltd.                      116,421
     11,130   Vinythai Public
               Co., Ltd.*                              3,297
                                                ------------
                                                     119,718
                                                ------------
COMMERCE--1.15%
    304,600   BIG C Supercenter
               Public Co., Ltd.                      134,213
     56,700   C.P. 7-Eleven
               Public Co., Ltd.                       85,359
     55,500   Siam Makro
               Public Co., Ltd.                       72,005
                                                ------------
                                                     291,577
                                                ------------
COMMUNICATION--16.92%
    964,500   Advanced Info Service
               Public Co., Ltd.                    2,101,276
  1,909,000   Samart Corp.
               Public Co., Ltd.*                $    327,111
  1,302,600   Shin Corporations
               Public Co., Ltd.                    1,163,844
    687,900   Shin Satellite
               Public Co., Ltd.                      217,223
        100   True Corp.
               Public Co., Ltd.                           14
    394,400   United Communication
               Industry Public Co.,
               Ltd.*                                 475,482
                                                ------------
                                                   4,284,950
                                                ------------
ELECTRICAL--0.43%
    259,200   Mida Assets Public
               Co., Ltd.                             107,864
                                                ------------
ELECTRONIC COMPONENTS--2.21%
    592,500   Hana Microelectronic
               Public Co., Ltd.                      362,593
    700,000   KCE Electronics
               Public Co., Ltd.                      197,055
                                                ------------
                                                     559,648
                                                ------------
ENERGY--18.22%
    100,000   Electricity Generating
               Public Co., Ltd.                      165,232
    342,100   PTT Exploration and
               Production Public Co.,
               Ltd.                                2,244,289
    585,000   PTT Public Co., Ltd.                 2,205,299
                                                ------------
                                                   4,614,820
                                                ------------
ENTERTAINMENT & RECREATION--5.05%
  1,131,000   BEC World Public
               Co., Ltd.                             498,340
    144,200   EGV Entertainment
               Public Co., Ltd.                       21,356

   SHARES                                          VALUE
-----------                                     ------------
ENTERTAINMENT & RECREATION (CONCLUDED)
    135,700   GMM Media
               Public Co., Ltd.                 $     84,705
  1,200,000   ITV Public Co., Ltd.*                  467,056
    201,700   Major Cineplex Group
               Public Co., Ltd.                       69,617
    282,777   United Broadcasting Corp.
               Public Co., Ltd.*                     137,057
                                                ------------
                                                   1,278,131
                                                ------------
FINANCE & SECURITIES--1.74%
     64,600   ABN Amro Asia Securities
               Public Co., Ltd.                      144,692
    270,000   Siam General Factoring
               Public Co., Ltd.*                      46,926
    348,600   Thitikorn Public Co.,
               Ltd.*                                  69,547
    267,600   TISCO Finance
               Public Co., Ltd.                      178,502
                                                ------------
                                                     439,667
                                                ------------
HOUSEHOLD GOODS--0.30%
    102,700   Modernform Group
               Public Co., Ltd.                       76,676
                                                ------------
MINING--0.85%
    683,800   Padaeng Industry
               Public Co., Ltd.*                     215,928
                                                ------------
PRINTING & PUBLISHING--3.44%
  3,451,579   Amarin Printing Group
               Public Co., Ltd.                      870,254
                                                ------------
PROPERTY DEVELOPMENT--8.89%
    761,000   Italian-Thai Development
               Public Co., Ltd.                      188,147
    415,500   Lalin Property Public
               Co., Ltd.                              67,637
  6,478,200   Land and House
               Public Co., Ltd.                    1,419,281
    540,700   Noble Development
               Public Co., Ltd.                 $    100,591
  1,104,000   Sammakorn
               Public Co., Ltd.                       70,264
  1,495,100   Sino Thai Engineering &
               Construction
               Public Co., Ltd.                      406,241
                                                ------------
                                                   2,252,161
                                                ------------
RETAIL FOOD--1.06%
     70,000   S&P Syndicate
               Public Co., Ltd.                       43,695
    138,000   Serm Suk Public
               Co., Ltd.                              81,750
    290,900   Thai Union Frozen
               Products Public
               Co., Ltd.                             143,842
                                                ------------
                                                     269,287
                                                ------------
UTILITIES--1.13%
    243,100   Eastern Water Resources
               Development &
               Management
               Public Co., Ltd.                      285,639
                                                ------------
VEHICLES & PARTS--2.75%
    482,750   Aapico Hitech
               Public Co., Ltd.                      354,515
    100,000   Thai Rung Union
               Car Co., Ltd.                          37,697
     93,800   Thai Stanley Electric
               Public Co., Ltd.                      305,383
                                                ------------
                                                     697,595
                                                ------------
Total Common Stocks
   (Cost--$12,630,277)                            23,040,992
                                                ------------

PREFERRED STOCKS--0.29%

   SHARES                                          VALUE
-----------                                     ------------
FINANCE & SECURITIES--0.29%
    109,900   TISCO Finance
               Public Co., Ltd.*
               (Cost--$48,168)                  $     72,300
                                                ------------

WARRANTS--0.92%

ENTERTAINMENT & RECREATION--0.00%
     36,050   EGV Entertainment
               Public Co., Ltd.,
               expires 2008*+                            926
                                                ------------
PROPERTY DEVELOPMENT--0.92%
  1,331,400   Land & House
               Public Co., Ltd.,
               expires 9/2/08*                       233,027
                                                ------------
Total Warrants
   (Cost--$0)                                        233,953
                                                ------------
Total Thai Common, Warrants
   and Preferred Stocks
   (Cost--$12,678,445)                            23,347,245
                                                ------------

SHORT-TERM INVESTMENTS--4.44%

PRINCIPAL
 AMOUNT
 (000)
----------
THAI BAHT PROMISSORY NOTES--2.41%
     10,000   The Book Club Finance
               Public Co., Ltd., 0.75%,
               (Payable on Demand)                   244,788
     15,000   UOB Radanasin Bank
               Public Co., Ltd., 0.75%,
               (Payable on Demand)                   367,183
                                                ------------
Total Thai Baht Promissory Notes                     611,971
                                                ------------

THAI BAHT SAVINGS ACCOUNT--0.77%
      2,582   Bank Credit Agricole
               Indosuez, 0.50%,
               (Payable on Demand)              $     63,205
      5,361   Citibank N.A. Gold, 0.55%,
               (Payable on Demand)                   131,242
                                                ------------
Total Thai Baht Savings Account                      194,447
                                                ------------
U.S. DOLLAR TIME DEPOSIT--1.26%
        319   Bank of New York,
               0.05%, due 7/1/04                     319,247
                                                ------------
Total Short-Term Investments
   (Cost--$1,124,968)                              1,125,665
                                                ------------
Total Investments--96.62%
   (Cost--$13,803,413)                            24,472,910
Other assets less liabilities--3.38%                 856,399
                                                ------------
NET ASSETS (Applicable to 3,139,428
   shares of capital stock outstanding;
   equivalent to $8.07 per
   share)--100.00%                              $ 25,329,309
                                                ============

----------
*    Non-income producing securities.
+ Unlisted security. This unlisted security has been valued in good faith in such a manner as prescribed by the Board of Directors.

                 See accompanying notes to financial statements.

TEN LARGEST EQUITY
CLASSIFICATIONS HELD
JUNE 30, 2004 (UNAUDITED)

                                             PERCENT OF
INDUSTRY                                     NET ASSETS
--------                                     ----------
Energy                                          18.22%
Banks                                           17.02
Communication                                   16.92
Property Development**                           9.81
Building Materials                               9.34
Entertainment & Recreation**                     5.05
Printing & Publishing                            3.44
Vehicles & Parts                                 2.75
Electronic Components                            2.21
Finance & Securities#                            2.03

TEN LARGEST EQUITY
POSITIONS HELD
JUNE 30, 2004 (UNAUDITED)

                                             PERCENT OF
ISSUE                                        NET ASSETS
-----                                        ----------
Bangkok Bank Public Co., Ltd.                    9.97%
The Siam Cement Public Co., Ltd.                 9.28
PTT Exploration and Production
   Public Co., Ltd.                              8.86
PTT Public Co., Ltd.                             8.71
Advanced Info Service
   Public Co., Ltd.                              8.30
Land and House Public Co., Ltd.**                6.52
Kasikornbank Public Co., Ltd.                    5.44
Shin Corporations Public Co., Ltd.               4.59
Amarin Printing Group
   Public Co., Ltd.                              3.44
BEC World Public Co., Ltd.                       1.97

----------
**   Includes the value of warrants.
 #   Includes the value of preferred stocks.

THE THAI CAPITAL FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2004 (UNAUDITED)

ASSETS
   Investment in securities, at value (cost--$13,803,413)                                $  24,472,910
   Cash denominated in foreign currency (cost--$912,755)                                       908,788
   Receivable for securities sold                                                              549,119
   Interest receivable                                                                           2,499
   Prepaid expenses                                                                             25,912
                                                                                         -------------
     Total assets                                                                           25,959,228
                                                                                         -------------
LIABILITIES
   Payable for securities purchased                                                            524,061
   Accrued Thai tax provision                                                                   21,846
   Accrued expenses and other liabilities                                                       84,012
                                                                                         -------------
     Total liabilities                                                                         629,919
                                                                                         -------------
NET ASSETS
   Capital stock, $0.01 par value per share; total 100,000,000 shares authorized;
    3,139,428 shares issued and outstanding                                                     31,394
   Paid-in capital in excess of par value                                                   61,493,513
   Accumulated net investment income                                                           194,628
   Accumulated net realized loss on investments and foreign currency transactions          (47,055,642)
   Net unrealized appreciation on investments and other assets and liabilities
    denominated in foreign currency                                                         10,665,416
                                                                                         -------------
     Net assets applicable to shares outstanding                                         $  25,329,309
                                                                                         =============
         NET ASSET VALUE PER SHARE                                                       $        8.07
                                                                                         =============

                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

INVESTMENT INCOME:
   Dividends                                                                             $     509,917
   Interest                                                                                      3,235
                                                                                         -------------
     Total investment income                                                                   513,152
                                                                                         -------------
EXPENSES:
   Investment advisory fee                                                                      81,021
   Investment management fee                                                                    80,556
   Administration fee and expenses                                                              76,455
   Audit and tax services                                                                       28,842
   Legal fees and expenses                                                                      27,839
   Reports and notices to shareholders                                                          19,027
   Custodian fees and expenses                                                                  17,841
   Directors' fees and expenses                                                                 11,437
   Insurance expense                                                                             7,583
   Transfer agency fee and expenses                                                              5,968
   Other                                                                                        14,970
                                                                                         -------------
     Total expenses                                                                            371,539
                                                                                         -------------
NET INVESTMENT INCOME BEFORE WAIVERS AND TAX                                                   141,613
   Waiver of:
     Administration fee                                                                        (25,000)
     Investment advisory fee                                                                   (54,014)
   Provision for Thai tax applicable to net investment income                                   24,013
                                                                                         -------------
NET INVESTMENT INCOME AFTER WAIVERS AND TAX                                                    196,614
                                                                                         -------------
REALIZED AND UNREALIZED GAINS FROM INVESTMENT ACTIVITIES AND FOREIGN CURRENCY
 TRANSACTIONS:
   Net realized losses on investments                                                          (90,135)
   Net realized losses on foreign currency transactions                                        (27,968)
   Net change in unrealized appreciation (depreciation) on equity investments               (4,926,890)
   Net change in unrealized appreciation (depreciation) on translation of short-term
    investments and other assets and liabilities denominated in foreign currency               (32,804)
                                                                                         -------------
Net realized and unrealized losses from investment activities and foreign
 currency transactions                                                                      (5,077,797)
                                                                                         -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $  (4,881,183)
                                                                                         =============

                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                   FOR THE SIX
                                                                                     MONTHS
                                                                                      ENDED         FOR THE YEAR
                                                                                     JUNE 30,          ENDED
                                                                                      2004          DECEMBER 31,
                                                                                   (UNAUDITED)          2003
                                                                                  -------------     ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income                                                          $     196,614     $    114,171
   Net realized gain (loss) on:
     Investments                                                                        (90,135)         705,016
     Foreign currency transactions                                                      (27,968)          80,875
   Net change in unrealized appreciation (depreciation) on:
     Investments in equity securities                                                (4,926,890)      15,864,059
     Translation of short-term investments and other assets and liabilities
      denominated in foreign currency                                                   (32,804)          26,286
                                                                                  -------------     ------------
   Net increase (decrease) in net assets resulting from operations                   (4,881,183)      16,790,407
                                                                                  -------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                                     --         (194,636)
                                                                                  -------------     ------------
FROM CAPITAL STOCK TRANSACTIONS:
   Sale of capital stock resulting from reinvestment of dividends                         1,101               --
                                                                                  -------------     ------------
   Net increase (decrease) in net assets                                             (4,880,082)      16,595,771
NET ASSETS:
   Beginning of period                                                               30,209,391       13,613,620
                                                                                  -------------     ------------
   End of period                                                                  $  25,329,309     $ 30,209,391
                                                                                  =============     ============

                 See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Thai Capital Fund, Inc. (the "Fund") was incorporated in Maryland on March 14, 1990 and commenced operations on May 30, 1990. It is registered with the U.S. Securities and Exchange Commission as a non-diversified, closed-end management investment company.

     The Fund makes its investments in Thailand through a wholly-owned Investment Plan pursuant to a contract with SCB Asset Management Co., Ltd. (the "Manager"). The accompanying financial statements are prepared on a consolidated basis and present the financial position and results of operations of the Investment Plan and the Fund.

     The following significant accounting policies are in conformity with generally accepted accounting principles in the United States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reported results could differ from those estimates.

     VALUATION OF INVESTMENTS--Securities listed on the Securities Exchange of Thailand for which market quotations are readily available are valued at the last sales price prior to the time of determination or, if there were no sales on such date, at the mean between the last current bid and ask prices. Securities that are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices. In instances where quotations are not readily available or where the price determined is deemed not to represent fair market value, fair value is determined in good faith in such manner as the Board of Directors (the "Board") may prescribe. Short-term investments having a maturity of sixty days or less are valued at amortized cost, which approximates market value.

     TAX STATUS--It is the Fund's intention to continue to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income or excise taxes is required in the financial statements.

     Remittances from the Investment Plan to the Fund are subject to a Thai withholding tax of 10% and such remittances are required by Thai law to be derived only from the Investment Plan's net income and net realized gains on the sale of securities. The Fund records a provision for such taxes based upon the Investment Plan's overall net increase in net assets resulting from operations determined by reference to the Baht, except that there is currently no provision required for the component of the net increase in net assets relating to capital gains, if any, because the Fund intends to utilize its U.S. tax loss carryforward available to offset any such gains. Remittances for the payment of expenses are not subject to a Thai withholding tax.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

     FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currency are translated at the exchange rate prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Securities transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

INVESTMENT MANAGER AND INVESTMENT ADVISER

     The Manager acts as the investment manager of the Investment Plan pursuant to the Investment Contract. The Manager makes the investment management decisions relating to the Fund's assets held through the Investment Plan. For its management services, the Manager receives a fee, which accrues weekly and is payable monthly in Baht, at an annual rate of 0.60% of the Investment Plan's average net assets. At June 30, 2004, the Fund owed the Manager $13,257. In addition, as permitted by the Investment Contract, the Fund reimburses the Manager for its out-of-pocket expenses related to the Fund. During the six months ended June 30, 2004, no such expenses were paid to the Manager.

     Under the International Investment Advisory Agreement, Daiwa SB Investments (H.K.) Ltd. ("the Adviser") provides general and specific investment advice to the Manager with respect to the Fund's assets held through the Investment Plan, but the Manager makes the ultimate decisions regarding investments. In addition, the Adviser manages the Fund's assets held outside the Investment Plan. The Fund pays to the Adviser a fee, which accrues weekly and is payable monthly in U.S. Dollars, at an annual rate equal to 0.60% of the Fund's average net assets. In addition, as permitted by the Advisory Agreement, the Fund reimburses the Adviser for its out-of-pocket expenses related to the Fund. During the six months ended June 30, 2004, no such expenses were paid to the Adviser. The Adviser has voluntarily decreased its fee to 0.20% of the Fund's average net assets for the fiscal year ended December 31, 2004. At June 30, 2004, the Fund owed the Adviser $4,027, net of waivers.

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES

     Daiwa Securities Trust Company ("DSTC"), an affiliate of the Adviser, provides certain administrative services to the Fund. For such services, the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets, with a minimum annual fee of $150,000. DSTC has voluntarily decreased its minimum annual administration fee to $100,000 for the fiscal year ended December 31, 2004. In addition, as permitted by the Administration Agreement, the Fund reimburses DSTC for its out-of-pocket expenses related to the Fund. During the six months ended June 30, 2004, expenses of $1,455 were paid to the Administrator, representing reimbursement to the Administrator of costs relating to the attendance by its employees at meetings of the Fund's Board.

     DSTC also acts as custodian for the Fund's U.S. assets. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses. During the six months ended June 30, 2004, DSTC earned $3,624 as compensation for its custodial services to the Fund.

     At June 30, 2004, the Fund owed $8,333 and $540 to DSTC for administration and custodian fees, respectively.

     The Fund paid or accrued $27,349 for the six months ended June 30, 2004 for legal services in conjunction with the Fund's ongoing operations provided by the Fund's law firm, Clifford Chance US LLP.

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS

     During the six months ended June 30, 2004, the Fund made purchases of $1,568,059 and sales of $2,265,523 of investment securities, excluding short-term investments. The aggregate cost of investments at June 30, 2004 for federal income tax purposes was substantially the same as the cost of securities for financial statement purposes. At June 30, 2004, net unrealized appreciation, excluding short-term securities, aggregated $10,668,799 of which $12,063,382 related to appreciated securities and $1,394,583 related to depreciated securities.

     At December 31, 2003, the Fund had a remaining capital loss carryover of $46,937,538, of which $7,442,803 expires in the year 2005, $24,330,001 expires in the year 2006, $6,364,433 expires in the year 2007, $5,797,861 expires in the year 2008, $2,320,539 expires in the year 2009 and $681,901 expires in the year 2010, available to offset future net capital gains.

CONCENTRATION OF RISK

     The Fund's investments in Thailand involve certain considerations and risks not typically associated with domestic investments as a result of, among others, the possibility of future economic and political developments and the level of government supervision and regulation of securities markets.

     The currency transactions of the Fund and the Investment Plan are subject to Thai foreign exchange control regulations. Remittances from the Plan require the approval of the Exchange Control Officer of the Bank of Thailand. There can be no assurance that approval of remittances from the Plan will be granted in a timely fashion or at all.

     The economic difficulties experienced in Thailand have had an impact on the banking industry. All of the Fund's investments are held in Thailand through a subcustodial arrangement with Bangkok Bank Public Company Limited (the "subcustodian") and the Fund's securities in turn are being held by the Thailand Securities Depository Company in book-entry form. In the event of failure of the subcustodian, legal counsel has informed the Fund that the Fund would be able to recover all of its securities held by the subcustodian. The Fund's ability to enter into investment transactions pertaining to such securities may be effectively restricted for the period of time required to resolve the Fund's claim to recover such securities.

CAPITAL STOCK

     There are 100,000,000 shares of $0.01 par value common stock authorized. During the six months ended June 30, 2004, 134 shares were issued as a result of the reinvestment of dividends paid to those shareholders electing to reinvest dividends. Of the 3,139,428 shares outstanding at June 30, 2004, Daiwa Securities America Inc., a lead underwriter of the Fund and an affiliate of both the Adviser and DSTC, owned 7,251 shares.

THE THAI CAPITAL FUND, INC.

FINANCIAL HIGHLIGHTS+

Selected data for a share of capital stock outstanding during each period is presented below:

                                                     FOR THE SIX
                                                    MONTHS ENDED
                                                       JUNE 30,                FOR THE YEARS ENDED DECEMBER 31,
                                                        2004       ------------------------------------------------------
                                                     (UNAUDITED)     2003       2002       2001        2000        1999
                                                    -------------  --------   --------   ---------   ---------   --------
Net asset value, beginning of period                  $   9.62     $   4.34   $   3.42   $    3.36   $    7.22   $   6.24
                                                      --------     --------   --------   ---------   ---------   --------
Net investment income (loss)                              0.06*        0.03*     (0.09)      (0.16)*     (0.18)*    (0.18)
Net realized and unrealized gains (losses) on
 investments and foreign currency transactions           (1.61)        5.31       1.01        0.22*      (3.68)*     1.16
                                                      --------     --------   --------   ---------   ---------   --------
Net increase (decrease) in net asset value
 resulting from operations                               (1.55)        5.34       0.92        0.06       (3.86)      0.98
                                                      --------     --------   --------   ---------   ---------   --------
Less: dividends and distributions to shareholders
   Net investment income                                    --        (0.06)        --          --          --         --
                                                      --------     --------   --------   ---------   ---------   --------
Net asset value, end of period                        $   8.07     $   9.62   $   4.34   $    3.42   $    3.36   $   7.22
                                                      ========     ========   ========   =========   =========   ========
Per share market value, end of period                 $  7.250     $  9.250   $  3.970   $   2.800   $   3.250   $  9.750
                                                      ========     ========   ========   =========   =========   ========
Total investment return:
   Based on market price at beginning and
    end of period                                       (21.62)%     134.56%     41.79%     (13.85)%    (66.67)%    27.87%
   Based on net asset value at beginning and
    end of period                                       (16.11)%     123.09%     26.90%       1.79%     (53.46)%    15.71%
Ratios and supplemental data:
   Net assets, end of period (in millions)            $   25.3     $   30.2   $   13.6   $    10.7   $    10.5   $   22.6
   Ratios to average net assets of:
     Expenses, excluding Thai taxes applicable to
      net investment income                               1.93%**      2.63%      4.29%       5.98%       4.73%      3.92%
     Expenses, including Thai taxes applicable to
      net investment income                               2.11%**      2.74%      4.29%       6.43%       5.11%      3.92%
     Expenses, excluding waiver of Administration
      and Advisory fee applicable to
      net investment income                               2.51%**      3.31%      4.98%       7.09%       5.66%      4.16%
     Expenses, including waiver of Administration
      and Advisory fee applicable to
      net investment income                               1.93%**      2.63%      4.29%       6.43%       5.11%      3.92%
     Net investment income (loss)                         1.45%**      0.62%     (2.20)%     (4.77)%     (4.03)%    (2.78)%
Portfolio turnover                                        6.23%       11.86%     14.62%      20.85%      45.46%     63.45%

----------
+ Per share values are adjusted to reflect the one-for-two reverse stock split effective August 5, 2002.
*    After provision for Thai taxes.
**   Annualized.

THE THAI CAPITAL FUND, INC.

RESULTS OF ANNUAL MEETING OF STOCKHOLDERS (UNAUDITED)

     On June 2, 2004, the Annual Meeting of Stockholders of The Thai Capital Fund, Inc. (the "Fund") was held and the following matter was voted upon and passed.

     Election of two Class I Directors to the Board of Directors of the Fund to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2007.

                             NUMBER OF SHARES/VOTES

                                                              PROXY AUTHORITY
             CLASS I                  VOTED FOR                  WITHHELD
         ----------------             ---------               ----------------
         David G. Harmer              2,380,724                   29,845
         Martin J. Gruber             2,380,724                   29,845

     In addition to the Directors re-elected at the Meeting, Austin C. Dowling, Ikuo Mori and Oren G. Shaffer were the other members of the Board who continued to serve as Directors of the Fund.

AN IMPORTANT NOTICE CONCERNING OUR PRIVACY POLICY

     This Privacy Notice describes the types of non-public information we collect about you, the ways we safeguard the confidentiality of this information and when this information may be shared with others. In this Privacy Notice, the terms "we," "our" and "us" refer to the Fund. The term "you" in this Privacy Notice refers broadly to all of our individual stockholders (including prospective and former individual stockholders).

     In order to provide you with services, we collect certain non-public information about you. We obtain this personal information from the following sources:

     - Applications and other forms you submit to us.

     - Dealings and transactions with us or others.

     We do not disclose any non-public personal information about you to anyone, except as permitted by law. For instance, so that we may effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose.

     We maintain physical, electronic and procedural security measures that comply with federal standards to safeguard your non-public personal information. Access to such information is restricted to those agents of the Fund who are trained in the proper handling of client information and who need to know that information in order to provide services to stockholders.

                 (This page has been left blank intentionally.)

BOARD OF DIRECTORS
Ikou Mori, CHAIRMAN
Austin C. Dowling
Martin J. Gruber
David G. Harmer
Oren G. Shaffer

OFFICERS
John J. O'Keefe
VICE PRESIDENT AND TREASURER
Yuko Uchida
SECRETARY
Laurence E. Cranch
ASSISTANT SECRETARY

ADDRESS OF THE FUND
c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, NJ 07302-3051

INVESTMENT MANAGER
SCB Asset Management Co., Ltd.
INVESTMENT ADVISER
Daiwa SB Investments (H.K.) Ltd.
ADMINISTRATOR
Daiwa Securities Trust Company
CUSTODIANS
Bangkok Bank Public Company, Ltd.
   (Thai Custodian)
Daiwa Securities Trust Company
   (U.S. Custodian)
TRANSFER AGENT AND REGISTRAR
EquiServe Trust Company, N.A.
LEGAL COUNSEL
Clifford Chance US LLP
INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PricewaterhouseCoopers LLP

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

The financial information included herein is taken from the records of the Fund without examination by the Independent Registered Public Accounting Firm which does not express an opinion thereon.